As filed with the Securities and Exchange Commission on December 4, 2000
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]

                         PILGRIM GNMA INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

            7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)

                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                          7337 E. Doubletree Ranch Road
                            Scottsdale, Arizona 88258
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

            It is proposed that this filing will become effective on January 3, 2001 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

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
                 Pilgrim Government Securities Income Fund, Inc.
                          7337 E. Doubletree Ranch Road
                            Scottsdale, Arizona 88258
                                 (800) 992-0180

                               _____________, 2000



Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders ("Special Meeting) of the Pilgrim Government Securities Income Fund ("Pilgrim GSIF") scheduled to be held at _______ [a.m./p.m.], local time, on ___________, 2001 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258.

     The Board of Directors has approved a reorganization of Pilgrim GSIF into the Pilgrim GNMA Income Fund ("GNMA Income Fund"), each of which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of the GNMA Income Fund on the date that the Reorganization occurs. The GNMA Income Fund has investment objectives and policies that are substantially similar in many respects to those of Pilgrim GSIF, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Directors of Pilgrim GSIF unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN __________, 2001.

     Pilgrim GSIF is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                       Sincerely,


                                       Robert W. Stallings,
                                       President

                 Pilgrim Government Securities Income Fund, Inc.
                          7337 E. Doubletree Ranch Road
                            Scottsdale, Arizona 88258
                                 (800) 992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                   PILGRIM GOVERNMENT SECURITIES INCOME FUND
                         SCHEDULED FOR ___________, 2001


To the Shareholders:

     A Special Meeting of Shareholders ("Special Meeting") of the Pilgrim Government Securities Income Fund ("Pilgrim GSIF") is scheduled for _________, 2001 at _______ [a.m./p.m.], local time, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258.

     At the Special Meeting you will be asked:

     1. To consider and approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim GSIF by the Pilgrim GNMA Income Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on ___________, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                  By Order of the Board of Directors


                                  James M. Hennessy,
                                  Secretary


______________, 2000

                                TABLE OF CONTENTS


INTRODUCTION...............................................................    1
SUMMARY....................................................................    2
COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES.........................    3
        Comparison of Portfolio Characteristics............................    4
        Relative Performance...............................................    5
        Comparison of Risks and Investment Techniques of the Funds.........    6
COMPARISON OF FEES AND EXPENSES............................................    8
        Operating Expenses.................................................    8
        Expense Table......................................................    9
        General Information................................................   12
ADDITIONAL INFORMATION ABOUT THE GNMA INCOME FUND..........................   12
        Investment Personnel...............................................   12
        Performance of the GNMA Income Fund................................   13
INFORMATION ABOUT THE REORGANIZATION.......................................   14
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................   16
GENERAL INFORMATION ABOUT THE PROXY STATEMENT..............................   17
        Solicitation of Proxies............................................   17
        Voting Rights......................................................   18
        Other Matters to Come Before the Meeting...........................   19
        Shareholder Proposals..............................................   19
        Reports to Shareholders............................................   19
APPENDIX A.................................................................  A-1
APPENDIX B.................................................................  B-1
APPENDIX C.................................................................  C-1
APPENDIX D.................................................................  D-1
APPENDIX E.................................................................  E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                             _________________, 2001

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.


                       Relating to the Reorganization into

                         PILGRIM GNMA INCOME FUND, INC.


                           (COLLECTIVELY, THE "FUNDS")


                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the Pilgrim Government Securities Income Fund ("Pilgrim GSIF") to the Pilgrim GNMA Income Fund ("GNMA Income Fund") in exchange for shares of the GNMA Income Fund (the "Reorganization"). Pilgrim GSIF would then distribute to its shareholders their portion of the shares of the GNMA Income Fund it receives in the Reorganization. The result would be a liquidation of Pilgrim GSIF. You would receive shares of the GNMA Income Fund having an aggregate value equal to the aggregate value of the shares you held of Pilgrim GSIF, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of Pilgrim GSIF, are being asked to approve a transaction that will result in your holding of shares of the GNMA Income Fund, this Proxy Statement also serves as a Prospectus for the GNMA Income Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the GNMA Income Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Pilgrim Prospectus") dated November 1, 2000, and the Statement of Additional Information for the GNMA Income Fund and Pilgrim GSIF dated July 31, 2000 and November 1, 2000, respectively, which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for the GNMA Income Fund dated December 31, 1999 and the semi-annual report dated June 30, 2000 are incorporated herein by reference. You may receive a copy of the most recent annual report for either Fund and any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by the GNMA Income Fund from the Securities and Exchange Commission's ("SEC") Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2000, the Board of Directors of Pilgrim GSIF approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Pilgrim GSIF to the GNMA Income Fund, in exchange for shares of the GNMA Income Fund;

     * the assumption by the GNMA Income Fund of all of the liabilities of Pilgrim GSIF;

     * the distribution of the GNMA Income Fund shares to the shareholders of Pilgrim GSIF; and

     *    the complete liquidation of Pilgrim GSIF (the "Reorganization").

     The Reorganization is expected to be effective upon the opening of business on ___________, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A, Class B, Class C, Class M, Class Q and Class T Shares of Pilgrim GSIF, would become a shareholder of the same Class of the GNMA Income Fund. Each shareholder would hold, immediately after the Closing, shares of each Class of the GNMA Income Fund having an aggregate value equal to the aggregate value of the shares of that same Class of Pilgrim GSIF held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have investment objectives and policies that are similar in many respects.

     * The GNMA Income Fund normally invests primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities, while Pilgrim GSIF normally invests in a broader range of securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, including GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

     * The proposed Reorganization is expected to result in a reduction of net operating expenses for shareholders of Pilgrim GSIF. For example, the operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          * Expenses of Pilgrim GSIF (based on the twelve-month period ended June 30, 2000): 1.30%;

          *    Expenses of GNMA Income Fund (1): 1.18%;

          *    Estimated expenses of Pilgrim GNMA Income Fund after the
               Reorganization: 1.15%.

     * For the one year, five year and ten year periods ended June 30, 2000, average annual returns of the GNMA Income Fund for Class A shares were higher in each case than those of Pilgrim GSIF.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of Pilgrim GSIF.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF PILGRIM GSIF UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

----------
(1) Based upon expenses incurred by the GNMA Income Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     As you can see from the chart below, the investment objectives and strategies of the Funds are similar.

                         PILGRIM GSIF                               GNMA INCOME FUND
                         ------------                               ----------------
INVESTMENT OBJECTIVE     *  Seeks high current income,              *    Seeks a high level of current
                            consistent with liquidity and                income, consistent with liquidity
                            preservation of capital.                     and safety of principal, through
                                                                         investment primarily in GNMA
                                                                         mortgage-backed securities (also
                                                                         known as "GNMA Certificates") that
                                                                         are guaranteed as to the timely
                                                                         payment of principal and interest
                                                                         by the U.S. Government.

PRIMARY INVESTMENT       *  Normally invests at least 70% of        *    Normally invests at least 80% of
STRATEGIES                  its total assets in securities               the value of its total assets in
                            issued or guaranteed by the U.S.             GNMA Certificates.
                            Government and the following
                            agencies or instrumentalities of        *    The remaining assets of the Fund
                            the U.S. Government: GNMA; FNMA;             will be invested in other
                            and the FHLMC.                               securities issued or guaranteed by
                                                                         the U.S. Government, including U.S.
                         *  If the Fund falls below the 70%              Treasury securities.
                            threshold due to changes in the
                            value of the Fund's holdings or the     *    May invest in debt securities of
                            sale of securities to meet                   any maturity, although the
                            redemptions, the Fund will purchase          portfolio manager expects to invest
                            only U.S. Government securities              in long-term debt instruments.
                            until the 70% level is restored.

                         *  The remainder of the Fund's assets
                            may be invested in securities
                            issued by other agencies and
                            instrumentalities of the U.S.
                            Government and in instruments
                            collateralized by securities issued
                            or guaranteed by the U.S.
                            Government or its agencies or
                            instrumentalities.

                         *  May invest in securities of any
                            maturity; however, the Fund is
                            expected to have a dollar-weighted
                            average duration within a range of
                            20% above or below that of the
                            Lehman Intermediate Treasury Index.
                            As of September 30, 2000, the
                            dollar-weighted average duration
                            was 3.09 years.

                         *  May enter into reverse repurchase
                            agreements, dollar roll
                            transactions or pairing off
                            transactions.

                         *  The adviser determines the
                            composition of the portfolio on the
                            basis of its judgment of existing
                            market conditions, such as the
                            general direction of interest
                            rates, trends in credit-worthiness,
                            expected inflation, supply and
                            demand of fixed income securities,
                            and other factors.

INVESTMENT ADVISER       *  ING Pilgrim Investments                 *  ING Pilgrim Investments

PORTFOLIO MANAGERS       *  Robert K. Kinsey                        *  Denis P. Jamison and Roseann G.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                            PILGRIM GSIF                         GNMA INCOME FUND
                                            ------------                         ----------------
Net Assets                                  $113,365,132                           $357,838,674
Number of Holdings                               78                                    192
Average Credit Quality                           AAA                                   AAA
Average Dollar-Weighted
Duration                                      3.5 years                             5.2 years
Portfolio Turnover Rate           44.00% (12 months ended 6/30/00)       51.70% (6 months ended 6/30/00)

As a percentage of Net Assets:

Treasury bonds, bills and notes                 0.00%                                 0.70%

Mortgage-Related Securities
     GNMA                                      20.31%                                107.10%
     FNMA                                      34.98%                                 0.00%
     FHLMC                                     37.52%                                 0.00%
     Other                                      1.74%                                 0.00%

Short-Term Investments                          4.11%                                 0.00%

Top 10 Holdings                   FNMA Pool 535048 - 9.17%                  GNMA/cl 461928 - 6.04%
(as a percentage of Net Assets)   Federal Home Loan PC G30160 - 9.05%       GNMA/pl 490040 - 4.84%
                                  Federal Home Loan PC C90265 - 8.10%       GNMA/pl 438448 - 3.45%
                                  GNMA Pool 780977 - 6.06%                  GNMA/sf TBA - 2.55%
                                  GNMA Pool 002781 - 5.82%                  GNMA/pl 441361 - 2.50%
                                  Federal Home Loan PC E00767 - 5.72%       GNMA/pl 453799 - 2.29%
                                  Federal Home Loan PC C00910 - 3.48%       GNMA/Pn 461874 - 2.27%
                                  GNMA Pool 417274 - 3.43%                  GNMA/sf 451505 - 1.99%
                                  Federal Home Loan PC E78987 - 3.37%       GNMA/pn 279985 - 1.92%
                                  FNMA Pool 109011 - 3.35%                  GNMA/sf 412369 - 1.63%

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1990 and the period January 1, 2000 to September 30, 2000, the average annual total return for: (a) Class A shares of Pilgrim GSIF; (b) Class A shares of the GNMA Income Fund; (c) the Lehman Brothers Mortgage-Backed Securities Index; and (d) the Lehman Brothers Intermediate Treasury Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if they did. The indices have inherent performance advantages over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

                                              LEHMAN BROTHERS    LEHMAN BROTHERS
     CALENDAR                       GNMA      MORTGAGE-BACKED      INTERMEDIATE
   YEAR/PERIOD                     INCOME       SECURITIES           TREASURY
      ENDED         PILGRIM GSIF   FUND(2)       INDEX(3)            INDEX(4)
      -----         ------------   -------       --------            --------
    12/31/90           8.03%        9.23%          10.72               9.56%
    12/31/91          11.90%       15.75%          15.72              14.11%
    12/31/92           7.46%(5)     5.19%           6.96               6.93%
    12/31/93           4.71%        8.06%           6.84               8.17%
    12/31/94          (3.61)%      (2.07)%         (1.61)            (1.75)%
    12/31/95          14.51%       15.91%          16.80              14.41%
    12/31/96           2.56%        5.71%           5.35               4.06%
    12/31/97           7.85%       10.20%           9.49               7.72%
    12/31/98           5.61%        7.52%           6.96               8.49%
    12/31/99          (1.17)%       0.58%           1.86               0.49%
1/1/00-9/30/00(1)      5.97%        6.31%           7.01               6.26%

----------
(1)  Not annualized.
(2) Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as adviser to the GNMA Income Fund. Lexington was acquired by the parent of ING Pilgrim Investments on July 26, 2000. Denis P. Jamison has been primarily responsible for managing the Fund since July 1981, and continued to manage after the July 26th transaction.
(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bonds.
(4) The Lehman Brothers Intermediate Treasury Index is an unmanaged index that measures the performance of U.S. Treasures with maturities of under 10 years, and is used to measure the performance of Pilgrim GSIF. Information on the Index is presented because effective May 24, 1999, Pilgrim GSIF seeks an average portfolio duration within +/- 20% of the duration of that index. Previously the Fund's average portfolio maturity was generally longer.
(5) The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10% investment restriction on borrowing. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its borrowing restriction.

COMPARISON OF RISKS AND INVESTMENT TECHNIQUES OF THE FUNDS

     Because the Funds share investment objectives and policies that are similar, many of the risks of investing in the GNMA Income Fund are similar to the risks of investing in Pilgrim GSIF. A principal risk of an investment in either Fund is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, investment policies, portfolio management, and other factors affect such fluctuations.

     Both Funds are subject to risks associated with investing in debt securities, including changes in interest rates, credit risks, prepayment risks and risks of using derivatives, as described below.

     * The value of each Fund's investments may fall when interest rates rise. Each of the Funds may be sensitive to interest rates because they primarily invest in U.S. Government securities with short and intermediate terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     * Either Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Generally, both Funds are subject to less credit risks than other income funds that emphasize corporate bonds because both Funds principally invest in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises. However, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government. All U.S. Government securities may be subject to price declines due to changing interest rates.

     * Each of the Funds may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, both Funds will be forced to reinvest this money at lower yields.

     * Each of the Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including GNMA, FNMA, and FHLMC. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

     The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in either of the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Additionally, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government, and are subject to somewhat greater credit risk than direct obligations of the U.S. Treasury and GNMA's.

     U.S. GOVERNMENT AGENCY MORTGAGE-RELATED SECURITIES. Each Fund may invest in U.S. Government agency mortgage-related securities. Like other fixed income securities, when interest rates rise, the value of these mortgage-backed securities generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages may increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Further, during periods that interest rates are low, prepaid amounts would be reinvested in low-yielding instruments.

     RESTRICTED AND ILLIQUID SECURITIES. The GNMA Income Fund may not invest in restricted or illiquid securities, except as described below with respect to certain repurchase agreements. Pilgrim GSIF may invest up to 15% of its net assets in illiquid securities, which do not include restricted securities that are readily marketable. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without registration with the SEC by certain institutional investors known as "qualified institutional buyers." For both Funds, restricted securities could be treated as liquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

     LENDING PORTFOLIO SECURITIES. The GNMA Income Fund may not lend portfolio securities. To generate additional income, Pilgrim GSIF may lend portfolio securities in an amount up to 33 1/3% of total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS. Pilgrim GSIF may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's net assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, Pilgrim GSIF, but not the GNMA Income Fund, may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse purchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

                         COMPARISON OF FEES AND EXPENSES

     The following describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of the GNMA Income Fund, see "Appendix C: Additional Information Regarding the GNMA Income Fund."

     TOTAL OPERATING EXPENSES The operating expenses of the GNMA Income Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are currently lower than those of Pilgrim GSIF for Class A Shares. For the twelve month period ending June 30, 2000, the net expenses as adjusted for current expenses of contracts and distribution plans that became effective when ING Pilgrim Investments became adviser to the GNMA Income Fund were 1.18% for Class A shares, which is lower than those of the same Class of Pilgrim GSIF.

     The operating expenses for the GNMA Income Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for both Funds. Under the terms of the expense limitation agreement with GNMA Income Fund, ING Pilgrim Investments has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment to ING Pilgrim Investments within three years. The current expense limitation for the Fund provides that it will remain in effect through July 26, 2002. There can be no assurance that the expense limitation will be continued after that date. Although an expense limitation agreement is in place for Class A, Class B, Class C and Class Q shares of Pilgrim GNMA Income Fund, the Fund's actual expenses are lower than the expense limitations contained in the agreements.

     ING Pilgrim Investments has separately agreed to reimburse Pilgrim GSIF to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's daily net assets on the first $40 million in net assets and 1% of average daily net assets in excess of $40 million. The expense limit for the Fund will terminate only with termination of the advisory contract with ING Pilgrim Investments. Although the reimbursement agreement is in place, the Fund's actual expenses are lower than the limitations contained in the agreement. This information and similar information in shown in the table entitled "Annual Fund Operating Expenses."

     MANAGEMENT FEE. Each Fund pays a management fee based on a percentage of the Fund's average daily net assets, as follows:


               ASSETS TO WHICH FEE APPLIES           PILGRIM GSIF
               ---------------------------           ------------
               First $500 million                        0.50%
               $500 million to $1 billion                0.45%
               Assets over $1 billion                    0.40%

               ASSETS TO WHICH FEE APPLIES         GNMA INCOME FUND
               ---------------------------         ----------------
               First $150 million                        0.60%
               Next $250 million                         0.50%
               Next $400 million                         0.45%
               Assets over $800 million                  0.40%

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees of Pilgrim GSIF are the same as those of the GNMA Income Fund.

EXPENSE TABLE

     The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based on the operating expenses incurred for the 12 month period ended June 30, 2000, as adjusted, in the case of GNMA Income Fund, for current expenses of contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund. PRO FORMA fees show estimated fees of the GNMA Income Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are in good faith and are hypothetical and are adjusted for anticipated contractual changes.

ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                             DISTRIBUTION
                                             (12b-1) AND
                                             SHAREHOLDER                 TOTAL FUND
                               MANAGEMENT     SERVICING       OTHER       OPERATING    FEE WAIVER     NET FUND
                                  FEES         Fees(2)       EXPENSES     EXPENSES    BY ADVISER(3)   EXPENSES
                                  ----         -------       --------     --------    -------------   --------

CLASS A
  Pilgrim GSIF                    0.50%         0.25%          0.55%        1.30%           --          1.30%
  GNMA Income Fund                0.54%         0.25%          0.39%        1.18%           --          1.18%
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         0.25%          0.36%        1.15%           --          1.15%
CLASS B(4)
  Pilgrim GSIF                    0.50%         1.00%          0.55%        2.05%           --          2.05%
  GNMA Income Fund                0.54%         1.00%          0.39%        1.93%           --          1.93%
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         1.00%          0.36%        1.90%           --          1.90%
CLASS C (5)
  Pilgrim GSIF                    0.50%         1.00%          0.55%        2.05%           --          2.05%
  GNMA Income Fund                0.54%         1.00%          0.39%        1.93%           --          1.93%
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         1.00%          0.36%        1.90%           --          1.90%
CLASS M
  Pilgrim GSIF                    0.50%         0.75%          0.55%        1.80%           --          1.80%
  GNMA Income Fund                 N/A           N/A            N/A          N/A           N/A           N/A
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         0.75%          0.36%        1.65%           --          1.65%
CLASS Q (6)
  Pilgrim GSIF                    0.50%         0.25%          0.55%        1.30%           --          1.30%
  GNMA Income Fund                0.54%         0.25%          0.39%        1.18%           --          1.18%
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         0.25%          0.36%        1.15%           --          1.15%
CLASS T (7)
  Pilgrim GSIF                    0.50%         0.65%          0.55%        1.70%           --          1.70%
  GNMA Income Fund                 N/A           N/A            N/A          N/A           N/A           N/A
  GNMA Income Fund After
  Reorganization (PRO FORMA)      0.54%         0.65%          0.36%        1.55%           --          1.55%

----------
(1) The fiscal year end for Pilgrim GSIF is June 30. The fiscal year end for GNMA Income Fund is December 31. Expenses of the Funds and the PRO FORMA expenses are estimated based upon expenses incurred by each Fund for the 12-month period ended June 30, 2000. Expenses of the GNMA Income Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which became effective when ING Pilgrim Investments became adviser to the Fund. PRO FORMA expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Pilgrim Investments has implemented expense limitation agreement for the GNMA Income Fund that limits the expenses to 1.29%, 2.04%, 2.04% and 1.29%, for Class A, Class B, Class C and Class Q shares, respectively. ING Pilgrim Investments has agreed that the expense limitations will apply to GNMA Income Fund until July 26, 2002. ING Pilgrim Investments has separately agreed to reimburse Pilgrim GSIF to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's daily net assets on the first $40 million in net assets and 1% of average daily net assets in excess of $40 million. The expense limit for the Fund will terminate only with termination of the advisory contract with ING Pilgrim Investments.
(4) Because Class B shares are new for the GNMA Income Fund, its expenses are estimated based on Class A expenses.
(5) Because Class C shares are new for GNMA Income Fund, its expenses are estimated based on Class A expenses.
(6) Because Class Q shares are new for both Funds, their expenses are estimated based on Class A expenses of their respective funds.
(7) Because Class T shares are new for Pilgrim GSIF, its expenses are based on Class A expenses.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Pilgrim GSIF that will be transferred to the GNMA Income Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the GNMA Income Fund, and the realization of taxable gains or losses for the GNMA Income Fund. It is expected that the combined Funds will have lower operating expenses than the operating expenses of either Fund prior to the Reorganization.

     EXAMPLES. The examples are intended to help you compare the cost of investing in the Funds and in the combined Fund on a PRO FORMA basis - assuming the Funds have been combined. The examples assume that you invest $10,000 in each Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Because this is an estimate, your actual expenses may be higher or lower.

                                                                                             PRO FORMA:
                    PILGRIM GSIF                      GNMA INCOME FUND                   THE FUNDS COMBINED
           --------------------------------    --------------------------------    ---------------------------------
             1       3        5        10       1       3         5        10        1        3        5        10
           YEAR    YEARS    YEARS    YEARS     YEAR   YEARS     YEARS     YEARS    YEAR     YEARS    YEARS     YEARS
           ----    -----    -----    -----     ----   -----     -----     -----    ----     -----    -----     -----
Class A    $601    $868    $1,154   $1,968     $590    $832    $1,093    $1,839    $587     $823    $1,078    $1,806
Class B     708     943     1,303    2,187*     696     906     1,242     2,059*    693      897     1,226     2,027*
Class C     308     643     1,103    2,379      296     606     1,042     2,254     293      597     1,026     2,222
Class M     502     873     1,268    2,372      N/A     N/A       N/A       N/A     487      828     1,193     2,216
Class Q     132     412       713    1,568      120     375       649     1,432     117      365       633     1,398
Class T     573     736       923    1,903*     N/A     N/A       N/A       N/A     558      690       845     1,738*

----------
* The ten year calculations for Class B and Class T shares assume conversion of the Class B and Class T shares to Class A shares at the end of the eighth year following the date of purchase.

       You would pay the following expenses if you did not redeem your shares:

                                                                                             PRO FORMA:
                    PILGRIM GSIF                      GNMA INCOME FUND                   THE FUNDS COMBINED
           --------------------------------    --------------------------------    ---------------------------------
             1       3        5        10       1       3         5        10        1        3        5        10
           YEAR    YEARS    YEARS    YEARS     YEAR   YEARS     YEARS     YEARS    YEAR     YEARS    YEARS     YEARS
           ----    -----    -----    -----     ----   -----     -----     -----    ----     -----    -----     -----
Class A    $601    $868     $1,154   $1,968    $590    $832    $1,093    $1,839    $587     $823    $1,078    $1,806
Class B     208     643      1,103    2,187*    196     606     1,042     2,059*    193      597     1,026     2,027*
Class C     208     643      1,103    2,379     196     606     1,042     2,254     193      597     1,026     2,222
Class M     502     873      1,268    2,372     N/A     N/A       N/A       N/A     487      828     1,193     2,216
Class Q     132     412        713    1,568     120     375       649     1,432     117      365       633     1,398
Class T     173     536        923    1,903*    N/A     N/A       N/A       N/A     158      490       845     1,738*

----------
* The ten year calculations for Class B and Class T shares assume conversion of the Class B and Class T shares to Class A shares at the end of the end of the eighth year following the date of purchase.

GENERAL INFORMATION

     Class A, Class B, Class C, Class M, Class Q and Class T shares of the GNMA Income Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Pilgrim GSIF held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of Pilgrim GSIF will be included in the holding period of the GNMA Income Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B and Class T shares of the GNMA Income Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B and Class T shares of Pilgrim GSIF were purchased by the shareholder. The GNMA Income Fund and Pilgrim GSIF are each subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                           CLASS A    CLASS B     CLASS C     CLASS M    CLASS Q    CLASS T
                                           -------    -------     -------     -------    -------    -------
Maximum sales charge (load) imposed
  on purchases (as a percentage of
  offering price)                           4.75%(1)    None        None       3.25%(1)    None       None

Maximum deferred sales charge (load)
  (as a percentage of the lower of
  original purchase price or redemption
  proceeds)                                 None(2)     5.00%(3)    1.00%(4)   None        None       4.00%(5)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" and "Class M Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C.

(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Deferred Sales Charges" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.
(5) Imposed upon redemptions within 4 years from purchase. The fee has scheduled reductions after the first year. See "Class T Shares: Deferred Sales Charge Alternative" in Appendix C and "Deferred Sales Charges" in the Pilgrim Prospectus.

     Neither the GNMA Income Fund nor Pilgrim GSIF has any redemption fees, exchange fees or sales charges on reinvested dividends.

                ADDITIONAL INFORMATION ABOUT THE GNMA INCOME FUND

INVESTMENT PERSONNEL

     The GNMA Income Fund is co-managed by Denis P. Jamison, Senior Vice President and Senior Portfolio Manager for ING Pilgrim Investments, and Roseann
G. McCarthy, Assistant Vice President of ING Pilgrim Investments. Mr. Jamison has served as Senior Portfolio Manager of the GNMA Income Fund since 1981. Ms. McCarthy has served as co-manager of the Fund since May 1999. Prior to joining the Fixed Income Department in 1997, Ms. McCarthy was Mutual Fund Marketing and Research Coordinator. Prior to 1995, she was Fund Statistician and Shareholder Service Representative for the Lexington Funds.

PERFORMANCE OF THE GNMA INCOME FUND

     The bar chart and table that follow provide an indication of the risks of investing in the GNMA Income Fund by showing (on a calendar year basis) changes in the GNMA Income Fund's annual total return from year to year and by showing (on a calendar year basis) how the GNMA Income Fund's average annual returns for one year, five years and ten years compare to those of the Lehman Brothers Mortgage-Backed Securities Index. The information in the bar chart is based on the performance of the Class A shares of the GNMA Income Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The GNMA Income Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestments of dividends and capital gain distribution if any. All indices are unmanaged.

                       CALENDAR YEAR-BY-YEAR RETURNS (%)*

 1990    1991   1992   1993   1994     1995    1996    1997    1998   1999
 ----    ----   ----   ----   ----     ----    ----    ----    ----   ----
 9.23%  15.75%  5.19%  8.06%  -2.07%  15.91%   5.71%  10.20%   7.52%  0.58%

----------
* During the period shown in the chart, the Fund's best quarterly performance was 5.85% for the quarter ended September 30, 1991, and the Fund's worst quarterly performance was -2.42% for the quarter ended March 31, 1994. The Fund's year-to-date total return as of September 30, 2000, was 6.31%. Prior to July 26, 2000, Lexington served as adviser to the GNMA Income Fund. Lexington was acquired by the parent of ING Pilgrim Investments on July 26, 2000. Denis P. Jamison has been primarily responsible for managing the Fund since July 1981, and continued to manage after the July 26th transaction.

     The table below shows what the average annual total returns of the GNMA Income Fund would equal if you averaged out actual performance over various lengths of time, compared to the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Mortgage-Backed Securities Index has an inherent performance advantages over the GNMA Income Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The GNMA Income Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

     AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                         1 YEAR      5 YEARS     10 YEARS
                                         ------      -------     --------
GNMA Income Fund - Class A (2)           -4.20%       6.83%        6.95%
Lehman Mortgage-Backed Index(3)           1.86%       7.98%        7.78%

----------
(1) This table shows the performance of the Class A shares of the GNMA Income Fund. No other class of shares was offered during the period ended December 31, 1999.
(2)  Reflects deduction of sales charge of 4.75%.
(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage-backed securities with an average yield of 7.58% and is typically used as a benchmark for intermediate-term bond funds.

     The table below shows the performance of the GNMA Income Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999(1)

                                         1 YEAR      5 YEARS     10 YEARS
                                         ------      -------     --------
GNMA Income Fund - Class A                0.58%       7.87%        7.47%

----------
(1) This table shows the performance of the Class A shares of the GNMA Income Fund. No other class of shares was offered during the period ended December 31, 1999.

     For a discussion by the former adviser regarding the performance of GNMA Income Fund for the year ended December 31, 1999, see Appendix A to this Proxy Statement/Prospectus. Additional information about GNMA Income Fund is included in Appendix C to this Proxy Statement/Prospectus. Additional information about Pilgrim GSIF is included in the Pilgrim Prospectus dated November 1, 2000.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Pilgrim GSIF to GNMA Income Fund in exchange for shares of the GNMA Income Fund. Pilgrim GSIF will distribute the shares of the GNMA Income Fund received in the exchange to the shareholders of Pilgrim GSIF and then Pilgrim GSIF will be liquidated.

     After the Reorganization, each shareholder of Pilgrim GSIF will own shares in the GNMA Income Fund having an aggregate value equal to the aggregate value of each respective Class of shares in Pilgrim GSIF held by that shareholder as of the close of business on the business day of the Closing. Shareholders of each Class of shares of Pilgrim GSIF will receive shares of the corresponding Class of the GNMA Income Fund. In the interest of economy and convenience, shares of the GNMA Income Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of Pilgrim GSIF will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by GNMA Income Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Pilgrim GSIF. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors of Pilgrim GSIF for consideration and approval at a meeting held on November 2, 2000. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the 1940 Act) of Pilgrim GSIF, determined that the interests of the shareholders of Pilgrim GSIF will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Pilgrim GSIF and its shareholders.

     The Reorganization will allow Pilgrim GSIF's shareholders to continue to participate in a professionally-managed portfolio which consists primarily of securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. As shareholders of the GNMA Income Fund, these shareholders will be able to exchange into other mutual funds in the group of Pilgrim funds and ING funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim funds and ING funds and Classes available after the Reorganization is contained in Appendix D.

     BOARD CONSIDERATION. The Board of Directors of Pilgrim GSIF, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) The plans of management to reduce the overlap in funds in the Pilgrim Fund complex.

     (2) expense ratios and information regarding fees and expenses of Pilgrim GSIF and the GNMA Income Fund, including the expense limitation arrangements offered by ING Pilgrim Investments in connection with each Fund;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios because of economies of scale expected to result from an increase in the asset size of the surviving fund;

     (4) whether the Reorganization would dilute the interests of Pilgrim GSIF's current shareholders;

     (5) the relative investment performance and risks of the GNMA Income Fund as compared to Pilgrim GSIF;

     (6) the similarity of the GNMA Income Fund's investment objectives, policies and restrictions with those of Pilgrim GSIF; and

     (7) the tax-free nature of the Reorganization to Pilgrim GSIF and its shareholders.

     THE DIRECTORS OF PILGRIM GSIF RECOMMEND THAT SHAREHOLDERS OF PILGRIM GSIF APPROVE THE REORGANIZATION.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Pilgrim GSIF nor its shareholders nor the GNMA Income Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, Pilgrim GSIF will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Pilgrim GSIF's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Pilgrim GSIF's shareholders.

     As of June 30, 2000, Pilgrim GSIF had accumulated capital loss carryforwards in the amount of approximately $30,848,996. As of December 31, 1999, the GNMA Income Fund had accumulated capital loss carryforwards of approximately $2,897,736. After the Reorganization, the losses of the GNMA Income Fund will be available to the GNMA Income Fund to offset its capital gains, although the amount of these losses which may offset the GNMA Income Fund's future capital gains in any given year may be limited. Also, after the Reorganization, the losses of Pilgrim GSIF will be available to the GNMA Income Fund to offset its capital gains, although a portion of the amount of these losses which may offset the GNMA Income Fund's capital gains in any given year will be limited due to a previous reorganization and to this Reorganization. As a result of this limitation, it is possible that the GNMA Income Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of the GNMA Income Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the capital loss carryforwards currently are available only to pre-Reorganization shareholders of the relevant fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the GNMA Income Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on their relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. GNMA Income Fund is the only series of the Pilgrim GNMA Income Fund, Inc., a corporation organized under the laws of Maryland. Pilgrim GSIF is the only series of the Pilgrim Government Securities Income Fund, Inc., a corporation organized under the laws of California. Both the GNMA Income Fund and Pilgrim GSIF are governed by eleven member Boards of Directors. The eleven Directors of the GNMA Income Fund also serve on the Board of Pilgrim GSIF.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258, is the principal distributor for each of the Funds.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays dividends from net investment income and net capital gains, if any, on a monthly basis. Dividends, and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Pilgrim GSIF's shareholders, then as soon as practicable before the Closing, Pilgrim GSIF will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains, if any.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000 giving effect to the Reorganization:

                                                 NET ASSET VALUE       SHARES
                                    NET ASSETS      PER SHARE        OUTSTANDING
                                    ----------      ---------        -----------
PILGRIM GSIF
    Class A                        $54,206,175        $11.93          4,545,302
    Class B                        $33,692,207        $11.89          2,834,631
    Class C                         $2,047,497        $12.01            170,455
    Class M                           $509,983        $11.92             42,790
    Class Q                            $21,720        $11.94              1,819
    Class T                        $22,887,550        $11.89          1,924,439
GNMA INCOME FUND(1)
    Class A                       $357,838,674        $ 8.12         44,054,738
    Class B                                N/A           N/A                N/A
    Class C                                N/A           N/A                N/A
    Class M                                N/A           N/A                N/A
    Class Q                                N/A           N/A                N/A
    Class T                                N/A           N/A                N/A
GNMA INCOME FUND AFTER
REORGANIZATION (PRO FORMA)
    Class A                       $412,044,849        $ 8.12         50,744,440
    Class B                        $33,692,207        $ 8.12          4,149,287
    Class C                         $2,047,497        $ 8.12            252,155
    Class M                           $509,983        $ 8.12             62,806
    Class Q                            $21,720        $ 8.12              2,675
    Class T                        $22,787,550        $ 8.12          2,818,664

----------
(1) During the period ended June 30, 2000, no Class B, Class C, Class M, Class Q or Class T shares of the GNMA Income Fund were outstanding. The Classes B, C, M, Q and T net asset values per share were derived from Class A.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _______, 2001. Shareholders of Pilgrim GSIF whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Pilgrim GSIF has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Pilgrim GSIF may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Pilgrim GSIF a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Pilgrim GSIF that may be presented at the meeting.

VOTING RIGHTS

     Shareholders of Pilgrim GSIF are entitled to one vote for each share held as to any matter on which the holder is entitled to vote. Shares have non-cumulative voting rights and no preemptive or subscription rights.

     Shareholders of Pilgrim GSIF at the close of business on _________, 2000, (the "Record Date") will be entitled to be present and give voting instructions for Pilgrim GSIF at the meeting with respect to their shares owned as of that Record Date. As of the Record Date, ______ shares of Pilgrim GSIF were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of Pilgrim GSIF.

     The holders of a majority of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     The Funds expect that, before the meeting, broker-dealer firms holding shares of Pilgrim GSIF in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Pilgrim GSIF, as of November 1, 2000, no current Director owns 1% or more of the outstanding shares of Pilgrim GSIF, and the officers and Directors own, as a group, less than 1% of the shares of Pilgrim GSIF.

     Appendix E hereto lists the persons that, as of November 1, 2000 owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim GSIF or GNMA Income Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

     Pilgrim GSIF does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Pilgrim GSIF is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Pilgrim GSIF's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report regarding either Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258 or at (800) 992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                          James M. Hennessy,
                                          Secretary


________, 2001
7337 E. Doubletree Ranch Road
Scottsdale, AZ 88258

                                   APPENDIX A

     Set forth below is an excerpt from Lexington GNMA's Annual Report, dated December 31, 1999, regarding the Fund's performance, including a report from the former adviser to the GNMA Income Fund -- Lexington Management Corporation.

                                  Annual Report
                                December 31, 1999

                                 LEXINGTON GNMA
                                INCOME FUND, INC.
                             ----------------------
                    Investment Objective: High Current Income

     The Lexington GNMA Income Fund's total return for the fourth quarter of 1999 was -0.77%* which compares to -0.12% for the average GNMA fund monitored by Lipper, Inc. The Fund's total return for 1999 was 0.58%* which compares to 0.11% for the average GNMA fund. It was not a good year for bond investors. Interest rates, as measured by the yield on the thirty-year U.S. Treasury bond, rose nearly 150 basis points--from 5.1% to about 6.5%. Last year will be remembered as one of the worst ever for the bond market. Meanwhile, the stock market was having one of its best years ever. So far, 2000 is shaping up to be a repeat of 1999. Yields have continued to trend higher. But as the gap between bond and equity valuations continues to widen, investors should anticipate a reversal of fortunes for these markets before the year is over.

     There are considerable fundamental differences between market conditions and psychology today than a year ago even though bond price performance is strikingly similar. First, during the fourth quarter of 1998, the financial markets were awash in liquidity as the Federal Reserve had lowered short-term interest rates and pumped money into the financial system to prevent a meltdown in the wake of the Russian debt crises. Yields on thirty-year U.S Treasury debt fell below 5% and there was a general consensus that a global economic slowdown was about to ensue. Moreover, bond yields had been more or less steadily declining for four years. Professional bond managers were fully invested and somewhat complacent about future prospects even though the mathematics of the bond market should have told them to watch out; low yields always equate to high price risk for bonds.

     Today, bonds are unloved investment vehicles. Fixed income mutual funds have experienced a steady stream of shareholder withdrawals. Bond managers have reduced the average maturity of their holdings and added cash. Worries about a global slowdown have been replaced by fears of strong economic growth, both here and abroad. Everyone agrees that the Federal Reserve will keep raising short-term interest rates and draining liquidity until the stock market cracks or the economy falters, neither of which seems likely any time soon. Meanwhile, inflation will creep higher, further eroding the real return of bonds. These worries have mounted despite a significant rise in interest rates, which has reduced the risk of owning bonds. For example, the typical GNMA mortgage bond yielded 6.4% at the start of 1999. By the end of the year, that return was 7.6%. There's a lot more coupon income today to offset price losses than a year ago. It's also clear that if interest rates move much above current levels (8.50% for new mortgages) they will have considerable impact on the economy.

     "Fortune favors the brave." We are looking for the opportunity to adopt a more aggressive investment stance for the Fund. During the first nine months of 1999, the portfolio had a defensive structure. We moved to a neutral position during the fall, a tactic that hurt our performance as interest rates continued to rise. Now, based on the excellent relative value of bonds versus both prospective inflation and alternative investment vehicles, we plan to increase the portfolio's effective maturity and interest rate sensitivity. It's difficult to know what will be the trigger, perhaps a significant stock market reversal or an economic slowdown in the U.S. Moreover, a bond market turnaround may be a few months down the road. We are reasonably sure, however, that 2000 will not be a replay of 1999 and bond investors will enjoy significantly higher returns.

            Comparison of change in value of a $10,000 investment in
                      Lexington GNMA Income Fund, Inc. and
         the unmanaged Lehman Brothers Mortgage-Backed Securities Index

                                                      Lehman Brothers
                             Lexington GNMA           Mortgage-Backed
            Date               Income Fund           Securities Index
            ----               -----------           ----------------
          12/31/89               $10,000                  $10,000
          12/31/90               $10,923                  $11,072
          12/31/91               $12,643                  $12,813
          12/30/92               $13,299                  $13,704
          12/31/93               $14,371                  $14,642
          12/31/94               $14,073                  $14,406
          12/31/9S               $16,312                  $16,826
          12/30/96               $17,245                  $17,726
          12/31/97               $19,004                  $19,409
          12/31/98               $20,433                  $20,759
          12/31/99               $20,552                  $21,145

                      Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

                                                      Lehman Brothers
                               Lexington GNMA         Mortgage-Backed
      Annualized Returns:        Income Fund          Securities Index
      -------------------        -----------          ----------------
            1 YR                    0.58%                  1.86%
            5 YR                    7.87%                  7.98%
           10 YR                    7.47%                  7.78%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Lehman Brothers Mortgage-Backed Securities Index. Results for the Fund and the Lehman Brothers Mortgage-Backed Securities Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

* 0.58%, 7.87% and 7.47% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim GNMA Income Fund, Inc., a Maryland corporation (the "Acquiring Company") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, Pilgrim GNMA Income Fund (the "Acquiring Fund"), and Pilgrim Government Securities Fund, Inc., a California corporation (the "Acquired Company") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, Pilgrim Government Securities Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class M, Class Q and Class T voting shares of Common Stock (one cent ($0.01) par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Acquired Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class M, Class Q and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class M, Class Q and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.2 The net asset value of a Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of the Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class M, Class Q and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company ("State Street"), as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class M, Class Q and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund, respectively, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Company, the Acquired Company on behalf of the Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is duly organized as a series of the Acquired Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of California with power under the Acquired Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Company on behalf of the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at June 30, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since June 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Company, the Acquiring Company on behalf of the Acquiring Fund represents and warrants to the Acquired Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Acquiring Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of California with power under the Acquiring Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Company on behalf of the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at December 31, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Acquiring Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Company on behalf of the Acquired Fund covenants that the Acquired Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Company's on behalf of the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Company's on behalf of the Acquiring Fund's title to and possession of all the assets and to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Company's election, to the performance by the Acquiring Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Company shall have delivered to the Acquired Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Company shall reasonably request;

     6.3 The Acquiring Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company on behalf of the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Company's election to the performance by the Acquired Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

     7.3 The Acquired Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request;

     7.4 The Acquired Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Company on behalf of the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's Articles of Incorporation, By-Laws, applicable California law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Company may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Company or the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the Acquired Company and the Acquiring Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Acquiring Company and the Acquired Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Company may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Acquired Company on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company and the Acquired Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Company and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class M, Class Q and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Acquiring Company or to the Acquired Company, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


ATTEST:                                 PILGRIM GNMA INCOME FUND, INC.,
                                        on behalf of its sole series

--------------------------------
SECRETARY                               By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------


                                        PILGRIM GOVERNMENT SECURITIES INCOME
                                        FUND, INC., on behalf of its sole series
Attest:

--------------------------------
SECRETARY                               By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                                                      APPENDIX C

          ADDITIONAL INFORMATION REGARDING THE PILGRIM GNMA INCOME FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to six separate classes of the
Fund: Class A, Class B, Class C, Class M, Class Q and Class T, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/ Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to Pilgrim GSIF shares held by you immediately prior to the Reorganization, and the period that you held shares of Pilgrim GSIF will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                        CLASS A       CLASS B        CLASS C       CLASS M      CLASS Q      CLASS T
                                        -------       -------        -------       -------      -------      -------
Maximum Initial Sales Charge on
 Purchases                              4.75%(1)        None           None         3.25%(1)       None         None
Contingent Deferred Sales Charge
 ("CDSC")                                None(2)       5.00%(3)      1.00%(4)         None         None       4.00%(5)
Annual Distribution (12b-1) and
Service Fees (6)                          0.25%         1.00%          1.00%         0.75%        0.25%        0.65%
Maximum Purchase                        Unlimited     $250,000       Unlimited     $1,000,000   Unlimited    Unlimited
Automatic Conversion to Class A            N/A        8 Years(7)        N/A           N/A          N/A       8 years(7)

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5) Imposed upon redemption within 1 year from purchase. Fee has scheduled reductions after the first year. See "Class T Shares: Deferred Sales Charge Alternative" in this Appendix C.
(6)  Annual asset-based distribution charge.
(7) Class B and Class T shares of the Fund issued to shareholders of Pilgrim GSIF in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B or Class T shares of Pilgrim GSIF.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the

Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                        AS A % OF THE              AS A %
   YOUR INVESTMENT                      OFFERING PRICE             OF NAV
   ---------------                      --------------             ------
   Less than $50,000                        4.75%                   4.99%
   $50,000 - $99,999                        4.50%                   4.71%
   $100,000 - $249,999                      3.50%                   3.63%
   $250,000 - $499,999                      2.50%                   2.56%
   $500,000 - $1,000,000                    2.00%                   2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                                 PERIOD DURING
   YOUR INVESTMENT                          CDSC              WHICH CDSC APPLIES
   ---------------                          ----              ------------------
   $1,000,000 - $2,499,999                  1.00%                   2 years
   $2,500,000 - $4,999,999                  0.50%                   1 year
   $5,000,000 and over                      0.25%                   1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of Pilgrim GSIF that were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of Pilgrim GSIF.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim funds and ING funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim funds or ING funds (excluding the Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim funds or ING funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

           YEAR OF REDEMPTION AFTER PURCHASE                CDSC
          ----------------------------------                ----
                      First                                  5%
                      Second                                 4%
                      Third                                  3%
                      Fourth                                 3%
                      Fifth                                  2%
                      Sixth                                  1%
                      After Sixth Year                      None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of Pilgrim GSIF will convert to Class A shares eight years after the purchase of the original shares of Pilgrim GSIF. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     CLASS M SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class M shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class M Shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                          AS A % OF THE            AS A %
       YOUR INVESTMENT                    OFFERING PRICE           OF NAV
       ---------------                    --------------           ------
       Less than $50,000                      3.25%                 3.36%
       $50,000 - $99,999                      2.25%                 2.30%
       $100,000 - $249,999                    1.50%                 1.52%
       $250,000 - $499,999                    1.00%                 1.01%
       $500,000 and over                       None                 None

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class M Shares of the Fund or other open-end funds in the Pilgrim funds which offer Class M shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an

Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sale charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim funds or ING funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim funds which impose a CDSC may be combined with Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS Q SHARES. Class Q Shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time.

     CLASS T SHARES. Class T shares are only available to shareholders that previously held shares of Class T of Pilgrim GSIF, and may only be obtained by such shareholders by reinvesting dividends distributed to the Class T shareholders or by exchanging Class T shares from another fund within the Pilgrim funds.

     Class T shares of the Fund are subject to a distribution fee at an annual rate of 0.65% of the average daily net assets of the Class.

     Class T shares will automatically convert into Class A shares approximately eight years after purchase except that Class T shares of the GNMA Income Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Pilgrim GSIF. For additional information about Class T shares, see the Pilgrim Prospectus and the Statement of Additional Information for the Pilgrim funds.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B, Class C and Class T shareholders who have redeemed their shares in any open-end Pilgrim fund or ING fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12b-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C, Class M, Class Q and Class T shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                     SERVICING FEE         DISTRIBUTION FEE
                                     -------------         ----------------
            Class A                      0.25%                   None
            Class B                      0.25%                   0.75%
            Class C                      0.25%                   0.75%
            Class M                      0.25%                   0.50%
            Class Q                      0.25%                   None
            Class T                      0.25%                   0.40%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C, Class M, Class Q or Class T shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments, Inc. reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed reliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of any Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim fund or ING fund without payment of any additional sales charge. In most instances if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim fund or ING fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of thefund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at (800) 992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim fund or ING fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

     With respect to Class Q shares, if you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to the Fund's performance.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. With respect to Class Q Shares, you may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $1,000 or more made to yourself or to anyone else you properly designate, as long as the account has a current value of at least $250,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as Investment Manager to the Fund. On July 26, 2000, ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments (as described below), acquired Lexington Global Asset Managers, Inc., the indirect parent company of Lexington, and ING Pilgrim Investments, Inc. was approved as Investment Manager to the Fund.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, monthly. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C, M, Q or T account in the Fund invested into a Pilgrim fund or ING fund which offers the same Class of shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The information in the table below, except for the six months ended June 30, 2000, has been audited by KPMG LLP, independent auditors.

                                                     Six months ended                   Year ended December 31,
                                                      June 30, 2000    ----------------------------------------------------
                                                      (Unaudited)      1999        1998        1997       1996        1995
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $        8.08          8.53       8.40       8.12       8.19        7.60
Net investment income (loss)                      $        0.27          0.50       0.48       0.51       0.53        0.58
Net realized and unrealized gain (loss) from
investment operations                             $        0.04        (0.45)       0.13       0.29      (0.08)       0.59
Total income (loss) from investment operations    $        0.31          0.05       0.61       0.80       0.45        1.17
Less distributions:
Distributions from net investment income          $        0.27          0.50       0.48       0.52       0.52        0.58
Net asset value, end of period                    $        8.12          8.08       8.53       8.40       8.12        8.19
Total Return(1)                                   %        3.87          0.58       7.52      10.20       5.71       15.91

Ratios/Supplemental Data:
Net assets, end of period (thousands)             $     357,839       376,580    273,591    158,071    133,777     130,681
Ratio of expenses to average net asset(2)         %        1.03          0.99       1.01       1.01       1.05        1.01
Ratio of net investment income (loss) to average
net assets(2)                                     %        6.55          6.04       5.85       6.28       6.56        7.10
Portfolio turnover rate                           %       51.71         25.10      54.47     134.28     128.76       30.69

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)  Annualized for periods less than one year.

                                   APPENDIX D

     The following is a list of the current funds in the ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the Pilgrim Funds, and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

FUND                                                        CLASSES OFFERED
----                                                        ---------------

ING FUNDS
U.S. EQUITY
Internet Fund                                               A, B and C
Tax Efficient Equity Fund                                   A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                        A, B and C
Global Communications Fund                                  A, B and C
Global Information Technology Fund                          A, B and C

FIXED INCOME
High Yield Bond Fund                                        A, B and C
Intermediate Bond Fund                                      A, B and C
Money Market Fund                                           A, B, C and I
National Tax-Exempt Bond Fund                               A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                               A, B, C, Q and T
Bank and Thrift Fund                                        A and B
Convertible Fund                                            A, B, C and Q
Corporate Leaders Trust Fund                                A
Growth and Income Fund                                      A, B, C and Q
Growth + Value Fund                                         A, B, C and Q
Growth Opportunities Fund                                   A, B, C, Q, I and T
LargeCap Growth Fund                                        A, B, C and Q
MagnaCap Fund                                               A, B, C, Q and M
MidCap Growth Fund                                          A, B, C and Q
MidCap Opportunities Fund                                   A, B, C, Q and I
Research Enhanced Index Fund                                A, B, C, Q and I
SmallCap Growth Fund                                        A, B, C, Q
SmallCap Opportunities Fund                                 A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                    A, B and M
Emerging Countries Fund                                     A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)              A
International Fund                                          A, B, C and Q
International Core Growth Fund                              A, B, C and Q
International SmallCap Growth Fund                          A, B, C and Q
International Value Fund                                    A, B, C and Q
Troika Dialog Russia Fund                                   A
Worldwide Growth Fund                                       A, B, C and Q

FIXED INCOME
GNMA Income Fund                                            A, B, C, Q, M and T
High Yield Fund                                             A, B, C, Q and M
High Yield Fund II                                          A, B, C, Q and T
Lexington Money Market Trust                                A
Pilgrim Money Market Fund                                   A, B and C
Strategic Income Fund                                       A, B, C and Q

----------
(1) If approved by shareholders, these Funds will be reorganized into the Pilgrim MagnaCap Fund.
(2) If approved by shareholders, this Fund will be reorganized into the Pilgrim Worldwide Growth Fund.
(3) If approved by shareholders, this Fund will be reorganized into the ING Global Information Technology Fund.
(4) If approved by shareholders, these Funds will be reorganized into the Pilgrim Emerging Countries Fund.
(5) If approved by shareholders, this Fund will be reorganized into the Pilgrim Asia-Pacific Equity Fund.
(6) If approved by shareholders, this Fund will be reorganized into the Pilgrim GNMA Income Fund.
(7) If approved by shareholders, this Fund will be reorganized into the Pilgrim High Yield Fund.
(8) If approved by shareholders, these Funds will be reorganized into the Pilgrim High Yield Fund II.
(9) If approved by shareholders, this Fund will be reorganized into the Pilgrim Gold Fund to be renamed the Pilgrim Precious Metals Fund.

                                   APPENDIX E

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of Pilgrim
GSIF:

                                                                                                  PERCENTAGE OF
                                             CLASS AND TYPE    PERCENTAGE OF    PERCENTAGE OF      FUND AFTER
     NAME AND ADDRESS                         OF OWNERSHIP         CLASS             FUND         REORGANIZATION
     ----------------                         ------------         -----             ----         --------------
Bear Stearns Securities Corp. FBO
103-01395-29
1 Metrotech Center North                         Class A
Brooklyn, NY  11201                           Record Holder         5.62%            2.70%            _______%

First Clearing Corporation Cust FBO
Charles A Banks IRA #1323-3486
4723 East 138th Terrace                          Class M
Grandview, MO  64030                          Record Holder         6.86%            0.03%            _______%

George & Florence Leslie Ttees FBO
Leslie Family Trust
PO Box 70400                                     Class M
Pasadena, CA  91117                           Record Holder         9.69%            0.04%            _______%

NFSC FBO #APX-682462
Jack Boyle Revocable Inter Vivos
6110 Pleasant Ridge Road, Apt. 5421              Class M
Arlington, TX  76016                          Record Holder         5.23%            0.02%            _______%

Prudential Securities Inc. FBO
Dr. Antonio Aguirre
Zur Linde-Die Wohnung
Buehlerstr..87 CH-9053 Teufen                    Class M
Switzerland                                   Record Holder        32.91%            0.14%            _______%

Prudential Securities Inc. FBO
Kathleen R. Doyle
PO Box 333                                       Class M
Laclede, ID  83841                            Record Holder        10.64%            0.05%            _______%

PaineWebber FBO
Larry Randolph
PO Box 3321                                      Class M
Weehawken, NJ  07087                          Record Holder         8.45%            0.04%            _______%

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the GNMA Income Fund:

                                                                                                  PERCENTAGE OF
                                             CLASS AND TYPE    PERCENTAGE OF    PERCENTAGE OF      FUND AFTER
     NAME AND ADDRESS                         OF OWNERSHIP         CLASS             FUND         REORGANIZATION
     ----------------                         ------------         -----             ----         --------------
First Clearing Corp. FBO #8587-5303
Vendome copper & Brasswork 401k
Thomas & Richard Sherman Ttees
707 Colonel Anderson Pkwy                        Class B
Louisville, KY  40222                         Record Holder        39.51%            0.03%            ______%

Primevest Financial Services FBO
Edward Horner #39895526
PO Box 283
400 1st. Street South, Suite 300                 Class B
Saint Cloud, MN  56301                        Record Holder        22.05%            0.02%            ______%

Steven & Jan Wray
585 NW Country View Road                         Class B
White Salmon, WA  98672                       Record Holder        13.22%            0.01%            ______%

Thomas M D'Addario Exec
Mario D'Addario
329 Brideport Ave, PO Box 823                    Class B
Shelton, CT  06484                            Record Holder        15.59%            0.01%            ______%

IFTC Cust FBO
Thomas M D'Addario
329 Brideport Ave, PO Box 823                    Class B
Shelton, CT  06484                            Record Holder         8.16%           0.007%            ______%

IFTC Cust FBO
Albert Skarzynski
136 Hawthorne Dr.                                Class C
Fairfield, CT  06423                          Record Holder        10.79%            0.05%            ______%

IFTC Cust FBO
Stanley Kravitz
PO Box 5473                                      Class C
Bridgeport, CT  06610                         Record Holder         5.18%            0.02%            ______%

IFTC Cust FBO
Felix Amoroso
384 Howe Ave.                                    Class C
Shelton, CT  06484                            Record Holder         5.06%            0.02%            ______%

Lottie S. Kravitz Family Trust
PO Box 5473                                      Class C
Bridgeport, CT  06610                         Record Holder         5.46%            0.02%            ______%

Joyce Webber Family Trust
25 Catright St., Apt. 4D                         Class C
Bridgeport, CT  06606                         Record Holder         7.25%            0.02%            ______%

Mary Improta
335 Burnsford Ave.                               Class C
Bridgeport, CT 06606                          Record Holder         5.14%            0.02%            ______%

                                     PART B

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.
--------------------------------------------------------------------------------

                       Statement of Additional Information
                                ________ __, 2000
--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of              By and in Exchange for Shares of
Pilgrim Government Securities Income Fund, Inc.           Pilgrim GNMA Income Fund, Inc.
7337 E. Doubletree Ranch Road                             7337 E. Doubletree Ranch Road
Scottsdale, Arizona 88258                                 Scottsdale, Arizona 88258

This Statement of Additional Information is available to the Shareholders of the Pilgrim Government Securities Income Fund, Inc. ("Pilgrim GSIF") in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim GSIF, will be transferred to the Pilgrim GNMA Income Fund, Inc. ("GNMA Income Fund") in exchange for shares of the GNMA Income Fund.

This Statement of Additional Information of the GNMA Income Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for the GNMA Income Fund dated July 31, 2000, as filed on July 26, 2000, and the Statement of Additional Information for Pilgrim GSIF dated November 1, 2000, as filed on November 1, 2000.

2. The Financial Statements of the GNMA Income Fund are included in the GNMA Income Fund Annual Report dated December 31, 1999, as filed on February 28, 2000.

3. The Financial Statements of the GNMA Income Fund are included in the GNMA Income Fund Semi-Annual Report dated June 30, 2000, as filed on August 31, 2000.

4. The Financial Statements of Pilgrim GSIF are included in the Pilgrim GSIF Annual Report dated June 30, 2000, as filed on September 7, 2000.

This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated ________ __, 2000, relating to the Reorganization of Pilgrim GSIF may be obtained, without charge, by writing to Pilgrim at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and PRO FORMA financial statements for the combined Fund, assuming the reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities for each Fund (unaudited) and PRO FORMA figures for the combined Fund. The second table presents Statements of Operations for each Fund (unaudited) and PRO FORMA figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and PRO FORMA figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                            GOV'T SEC        PRO FORMA           PRO FORMA
                                                            GNMA             INCOME         ADJUSTMENTS           COMBINED
                                                        -------------     -------------    -------------       -------------
ASSETS:
Investments at value*                                   $ 385,595,936     $ 107,186,754                        $ 492,782,690
Short-term investments                                             --         4,658,000                            4,658,000
Cash                                                          112,649               576                              113,225
Receivable for shares sold                                  1,084,101         3,569,377                            4,653,478
Dividends and interest receivable                           2,266,204           672,660                            2,938,864
Other receivables                                                  --             3,936                                3,936
Prepaid expenses                                                   --            61,933                               61,933
                                                        -------------     -------------    -------------       -------------
    Total Assets                                          389,058,890       116,153,236               --         505,212,126
                                                        -------------     -------------    -------------       -------------
LIABILITIES:
Payable for investment securities purchased                29,948,883                --                           29,948,883
Payable for fund shares redeemed                              623,625         2,570,991                            3,194,616
Payable to affiliate                                          158,211           101,915                              260,126
Distributions payable                                         189,963                --                              189,963
Accrued expenses                                              299,534           115,198                              414,732
                                                        -------------     -------------    -------------       -------------
    Total Liabilities                                      31,220,216         2,788,104               --          34,008,320
                                                        -------------     -------------    -------------       -------------
NET ASSETS                                              $ 357,838,674     $ 113,365,132    $          --       $ 471,203,806
                                                        =============     =============    =============       =============
NET ASSETS CONSIST OF:
  Paid-in capital                                       $ 368,592,225     $ 122,508,204                        $ 491,100,429
  Undistributed net investment income                             331                --                                  331
  Accumulated net realized loss on investments
    and foreign currency translations                      (5,411,016)       (7,375,294)                         (12,786,310)
  Unrealized depreciation of investments
    securities sold short, and other assets,
    liabilities and forward contracts denominated
    in foreign currencies                                  (5,342,866)       (1,767,778)                          (7,110,644)
                                                        -------------     -------------    -------------       -------------
    TOTAL NET ASSETS                                    $ 357,838,674     $ 113,365,132    $          --       $ 471,203,806
                                                        =============     =============    =============       =============
CLASS A:
  Net Assets                                            $ 357,838,674     $  54,206,175                        $ 412,044,849
  Shares outstanding                                       44,054,738         4,545,302        2,144,400 (A)      50,744,440
  Net asset value and redemption price per share        $        8.12     $       11.93                        $        8.12
  Maximum offering price per share                      $        8.52     $       12.52                        $        8.52
CLASS B:
  Net Assets                                                      N/A     $  33,692,207                        $  33,692,207
  Shares outstanding                                              N/A         2,834,631        1,314,656 (A)       4,149,287
  Net asset value and redemption price per share                  N/A     $       11.89                        $        8.12
  Maximum offering price per share                                N/A     $       11.89                        $        8.12
CLASS C:
  Net Assets                                                      N/A     $   2,047,497                        $   2,047,497
  Shares outstanding                                              N/A           170,455           81,700 (A)         252,155
  Net asset value and redemption price per share                  N/A     $       12.01                        $        8.12
  Maximum offering price per share                                N/A     $       12.01                        $        8.12
CLASS M:
  Net Assets                                                      N/A     $     509,983                        $     509,983
  Shares outstanding                                              N/A            42,790           20,016 (A)          62,806
  Net asset value and redemption price per share                  N/A     $       11.92                        $        8.12
  Maximum offering price per share                                N/A     $       12.32                        $        8.12
CLASS Q:
  Net Assets                                                      N/A     $      21,720                        $      21,720
  Shares outstanding                                              N/A             1,819              856 (A)           2,675
  Net asset value and redemption price per share                  N/A     $       11.94                        $        8.12
  Maximum offering price per share                                N/A     $       11.94                        $        8.12
CLASS T:
  Net Assets                                                      N/A     $  22,887,550                        $  22,887,550
  Shares outstanding                                              N/A         1,924,439          894,225           2,818,664
  Net asset value and redemption price per share                  N/A     $       11.89                        $        8.12
  Maximum offering price per share                                N/A     $       11.89                        $        8.12

*Cost of Securities                                     $ 390,938,802                      $ 108,954,532       $ 499,893,334

----------
(A) Reflects new shares issued, net of retired shares of the Fund. (Calculation: Net Assets / NAV per share)

       See Accompanying Notes to Unaudited Proforma Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                GOV'T SEC       PRO FORMA         PRO FORMA
                                                                 GNMA            INCOME        ADJUSTMENTS         COMBINED
                                                             -------------    -------------   -------------     -------------
                                                             TWELVE MONTHS    TWELVE MONTHS   TWELVE MONTHS     TWELVE MONTHS
                                                                 ENDED            ENDED           ENDED             ENDED
                                                                 30-JUN           30-JUN          30-JUN            30-JUN
                                                                  2000             2000            2000              2000
                                                              ------------     -----------     ------------      ------------
INVESTMENT INCOME:
  Interest                                                    $ 26,319,182     $ 3,789,634                       $ 30,108,816
                                                              ------------     -----------     ------------      ------------
       Total investment income                                  26,319,182       3,789,634                         30,108,816
                                                              ------------     -----------     ------------      ------------
EXPENSES:
  Investment advisory fees                                       1,964,310         263,407         (10,232) (A)     2,217,485
  Transfer agent expenses                                          981,409         116,224                          1,097,633
  Directors' fees                                                  106,129           2,491          (2,491) (B)       106,129
  Distribution expenses:
    Class A                                                             --          69,487          905,788 (A)       975,275
    Class B                                                             --         173,703                            173,703
    Class C                                                             --           8,927                              8,927
    Class M                                                             --           4,908                              4,908
    Class Q                                                             --               5                                  5
    Class T                                                             --          38,778                             38,778
  Shareholder reporting                                             67,064          39,349                            106,413
  Administrative fees                                                   --              --                                 --
  Recordkeeping and pricing fees                                        --           8,994          (8,994) (C)            --
  Professional fees                                                 40,880          19,934         (15,947) (B)        44,867
  Accounting expenses                                              238,253              --                            238,253
  Custodian expenses                                                55,322          16,274                             71,596
  Registration fees                                                 73,988          48,021         (24,011) (B)        97,998
  Shareholder servicing fees                                            --           2,551                              2,551
  Computer processing fees                                          21,828              --            4,366 (C)        26,194
  Other expenses                                                    65,019          39,432                            104,451
                                                              ------------     -----------     ------------      ------------
       Total expenses                                            3,614,202         852,485          848,479         5,315,166
                                                              ------------     -----------     ------------      ------------
  Less: Earnings credits                                                --           1,131                              1,131
                                                              ------------     -----------     ------------      ------------
       Net expenses                                              3,614,202         851,354          848,479         5,314,035
                                                              ------------     -----------     ------------      ------------
       Net investment income (loss)                             22,704,980       2,938,280         (848,479)       24,794,781
                                                              ------------     -----------     ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss from:
    Investments                                                 (2,747,019)       (942,655)                        (3,689,674)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                 (7,269,774)        192,297                         (7,077,477)
                                                              ------------     -----------     ------------      ------------
  Net (loss) from investments                                  (10,016,793)       (750,358)                       (10,767,151)
                                                              ------------     -----------     ------------      ------------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                            $ 12,688,187     $ 2,187,922     $   (848,479)     $ 14,027,630
                                                              ============     ===========     ============      ============

----------
(A) Reflects adjustment in expenses due to effects of management contract and 12b-1 plan rates.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects adjustment to concur with GNMA Income Fund expense structure.

       See Accompanying Notes to Unaudited Proforma Financial Statements

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

     GNMA        GOV'T SEC        PRO FORMA
   PRINCIPAL     PRINCIPAL        PRINCIPAL
    AMOUNT         AMOUNT           AMOUNT
    ------         ------           ------

                                                 U.S. GOVERNMENT SECURITIES: 104.58%

                                                 FEDERAL HOME LOAN MORTGAGE CORPORATION: 9.02%
                $19,983,920      $19,983,920                    6.50%                         2016-2019
                  5,824,121        5,824,121                    7.00                          2014-2029
                  3,000,000        3,000,000                    7.38                             2003
                 10,354,045       10,354,045                    7.50                          2014-2030
                  3,443,717        3,443,717                    8.00                             2030
                    133,372          133,372                    8.50                             2017
                    164,797          164,797                    9.00                          2006-2021
                    502,705          502,705                    9.50                          2005-2014
                     59,686           59,686                    9.91                             2020

                                                 FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.42%
                  3,595,896        3,595,896                    6.00%                            2014
                  3,952,656        3,952,656                    6.16                             2006
                  3,698,976        3,698,976                    6.35                             2004
                 17,253,256       17,253,256                    6.50                          2014-2028
                  2,087,149        2,087,149                    7.50                             2028
                    236,339          236,339                    8.00                             2023
                  5,023,507        5,023,507                    8.50                          2009-2021
                  2,997,329        2,997,329                    9.00                          2007-2017
                    280,301          280,301                    9.25                          2009-2016
                     94,025           94,025                    9.75                             2008
                    575,158          575,158                   10.00                          2017-2020
                    271,728          271,728                   11.00                             2017
                    398,536          398,536                   11.50                             2019
                     35,015           35,015                   12.00                             2007
                     69,535           69,535                   12.50                             2017
                    236,781          236,781                   13.50                             2017

                                                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 86.20%
     242,863                         242,863                    5.50%                            2029
     580,422                         580,422                    5.65                             2005
  18,407,985                      18,407,985                    6.00(3)                          2028
   5,139,532                       5,139,532                    6.25                          2026-2028
     141,373                         141,373                    6.34                             2005
     591,917                         591,917                    6.35                             2005
                 10,925,175       10,925,175                    6.50                          2026-2029
  34,758,270                      34,758,270                    6.50(3)                       2022-2040
  12,471,503                      12,471,503                    6.625                         2033-2040
   7,056,742                       7,056,742                    6.65                          2013-2039
   3,585,534                       3,585,534                    6.67                             2040
   6,313,600                       6,313,600                    6.687                            2030
     410,874                         410,874                    6.70                             2014
  20,515,723                      20,515,723                    6.75                          2013-2039
     665,719                         665,719                    6.75(1)                       2030-2031
   2,905,417                       2,905,417                    6.81                             2039
   3,204,815                       3,204,815                    6.82                             2034
   1,837,929                       1,837,929                    6.87                             2039
   9,231,058                       9,231,058                    6.875                         2029-2040
   3,013,015                       3,013,015                    6.95                             2029
                  3,823,531        3,823,531                    7.00                          2016-2026
  48,909,885                      48,909,885                    7.00(2),(3)                   2027-2039
     195,183                         195,183                    7.05(1)                          2029
   3,478,376                       3,478,376                    7.05                             2029
   5,170,446                       5,170,446                    7.10                             2034
     503,554                         503,554                    7.10(1)                          2034
   9,112,341                       9,112,341                    7.125                            2039
   2,291,272                       2,291,272                    7.20                             2034
   5,292,140                       5,292,140                    7.25                          2022-2029
  18,806,315                      18,806,315                    7.45                             2029
                  7,275,843        7,275,843                    7.50                          2023-2028
   5,680,432                       5,680,432                    7.50(3)                       2013-2031
  12,695,413                      12,695,413                    7.625                         2014-2038
  11,126,336                      11,126,336                    7.65                          2012-2041
  16,412,760                      16,412,760                    7.65(1)                          2041
     728,862                         728,862                    7.70                             2013
   6,167,315                       6,167,315                    7.75                          2014-2036
     357,091                         357,091                    7.80                             2019
  14,646,619                      14,646,619                    7.875                         2021-2038
   5,806,374                       5,806,374                    7.90                             2029
                    658,520          658,520                    8.00                          2023-2024
     473,818                         473,818                    8.00(1)                       2014-2038
  34,087,291                      34,087,291                    8.00(3)                       2024-2038
     669,626                         669,626                    8.05                          2019-2021
   4,128,167                       4,128,167                    8.10                          2012-2038
   5,059,821                       5,059,821                    8.125                            2038
   9,488,324                       9,488,324                    8.15                          2011-2015
   7,812,631                       7,812,631                    8.20                          2011-2013
     951,000                         951,000                    8.25(1)                          2041
   5,967,706                       5,967,706                    8.25(3)                       2017-2041
  14,321,461                      14,321,461                    8.50                          2012-2032
   6,839,565                       6,839,565                    8.75                          2017-2027
   2,266,683                       2,266,683                    9.00                          2020-2034
                    599,988          599,988                    9.00                          2013-2022
   1,409,424                       1,409,424                    9.25                             2030
                    347,097          347,097                    9.25                          2016-2021
   1,000,130                       1,000,130                   10.25                             2029
                     56,495           56,495                   13.00                          2026-2029
                                                 TOTAL U.S. GOVERNMENT SECURITIES
                                                   (cost: $388,495,052, $105,215,841, $493,710,893)

                                                 U.S. GOVERNMENT OBLIGATIONS:  0.52%
  $1,500,000                      $1,500,000     U.S. Treasury Bills, 6.02%, due 12/07/00
   1,000,000                       1,000,000     U.S. Treasury Bonds, 5.875%, due 11/15/04
                                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                   (cost $2,443,750)

                                                 COLLATERALIZED MORTGAGE OBLIGATIONS: 0.42%
                                                 MORTGAGE -- COMMERCIAL:  0.42%
                 $1,985,494       $1,985,494     Small Business Investment, Cos., 8.017%, due 02/10/10
                                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                   (cost $1,985,494)

                                                 TOTAL LONG-TERM INVESTMENTS
                                                   (cost: $390,938,802, $108,954,532, $499,893,334)

                                                 SHORT-TERM INVESTMENTS:  0.99%
                 $4,658,000       $4,658,000     State Street Bank & Trust 6.200% due 07/03/00
                                                   (Collateralized by $4,695,000 U.S. Treasury
                                                   Notes, 5.500% Due 07/31/01 Market Value, $4,753,688)
                                                 TOTAL SHORT-TERM INVESTMENTS
                                                   (cost: $4,658,000)

                                                 TOTAL INVESTMENTS IN SECURITIES (cost $390,938,802,
                                                   $113,612,532, $504,551,334)
                                                 Other Assets and Liabilities - Net

                                                 TOTAL NET ASSETS

                                                                                    GNMA          GOV'T SEC       PRO FORMA
                                                                                    VALUE           VALUE           VALUE
                                                                                 ------------    ------------    ------------
U.S. GOVERNMENT SECURITIES: 104.58%

FEDERAL HOME LOAN MORTGAGE CORPORATION: 9.02%
               6.50%                         2016-2019                                            $19,184,255     $19,184,255
               7.00                          2014-2029                                              5,687,559       5,687,559
               7.38                             2003                                                3,028,710       3,028,710
               7.50                          2014-2030                                             10,281,068      10,281,068
               8.00                             2030                                                3,463,071       3,463,071
               8.50                             2017                                                  135,539         135,539
               9.00                          2006-2021                                                168,625         168,625
               9.50                          2005-2014                                                520,915         520,915
               9.91                             2020                                                   62,677          62,677
                                                                                 ------------    ------------    ------------
                                                                                           --      42,532,419      42,532,419
                                                                                 ------------    ------------    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.42%
               6.00%                            2014                                                3,397,007       3,397,007
               6.16                             2006                                                3,748,229       3,748,229
               6.35                             2004                                                3,600,144       3,600,144
               6.50                          2014-2028                                             16,395,822      16,395,822
               7.50                             2028                                                2,059,118       2,059,118
               8.00                             2023                                                  239,244         239,244
               8.50                          2009-2021                                              5,096,030       5,096,030
               9.00                          2007-2017                                              3,041,829       3,041,829
               9.25                          2009-2016                                                290,369         290,369
               9.75                             2008                                                   97,193          97,193
              10.00                          2017-2020                                                605,788         605,788
              11.00                             2017                                                  282,979         282,979
              11.50                             2019                                                  435,899         435,899
              12.00                             2007                                                   36,541          36,541
              12.50                             2017                                                   74,218          74,218
              13.50                             2017                                                  260,914         260,914
                                                                                 ------------    ------------    ------------
                                                                                           --      39,661,324      39,661,324
                                                                                 ------------    ------------    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 86.20%
               5.50%                            2029                                  215,845                         215,845
               5.65                             2005                                  483,016                         483,016
               6.00(3)                          2028                               16,984,574                      16,984,574
               6.25                          2026-2028                              4,824,025                       4,824,025
               6.34                             2005                                  125,733                         125,733
               6.35                             2005                                  537,715                         537,715
               6.50                          2026-2029                                             10,343,989      10,343,989
               6.50(3)                       2022-2040                             32,355,393                      32,355,393
               6.625                         2033-2040                             11,559,462                      11,559,462
               6.65                          2013-2039                              6,556,137                       6,556,137
               6.67                             2040                                3,346,845                       3,346,845
               6.687                            2030                                5,845,952                       5,845,952
               6.70                             2014                                  386,603                         386,603
               6.75                          2013-2039                             19,296,933                      19,296,933
               6.75(1)                       2030-2031                                621,402                         621,402
               6.81                             2039                                2,745,619                       2,745,619
               6.82                             2034                                3,035,537                       3,035,537
               6.87                             2039                                1,693,193                       1,693,193
               6.875                         2029-2040                              8,720,396                       8,720,396
               6.95                             2029                                2,875,531                       2,875,531
               7.00                          2016-2026                                              3,731,252       3,731,252
               7.00(2),(3)                   2027-2039                             47,629,024                      47,629,024
               7.05(1)                          2029                                  185,484                         185,484
               7.05                             2029                                3,301,192                       3,301,192
               7.10                             2034                                4,926,453                       4,926,453
               7.10(1)                          2034                                  479,791                         479,791
               7.125                            2039                                8,756,322                       8,756,322
               7.20                             2034                                2,218,227                       2,218,227
               7.25                          2022-2029                              5,156,827                       5,156,827
               7.45                             2029                               18,471,186                      18,471,186
               7.50                          2023-2028                                              7,229,249       7,229,249
               7.50(3)                       2013-2031                              5,651,760                       5,651,760
               7.625                         2014-2038                             12,608,995                      12,608,995
               7.65                          2012-2041                             10,931,309                      10,931,309
               7.65(1)                          2041                               15,940,893                      15,940,893
               7.70                             2013                                  732,958                         732,958
               7.75                          2014-2036                              6,198,329                       6,198,329
               7.80                             2019                                  362,112                         362,112
               7.875                         2021-2038                             14,811,393                      14,811,393
               7.90                             2029                                5,848,064                       5,848,064
               8.00                          2023-2024                                                667,004         667,004
               8.00(1)                       2014-2038                                473,871                         473,871
               8.00(3)                       2024-2038                             34,566,221                      34,566,221
               8.05                          2019-2021                                685,851                         685,851
               8.10                          2012-2038                              4,205,569                       4,205,569
               8.125                            2038                                5,159,398                       5,159,398
               8.15                          2011-2015                              9,683,973                       9,683,973
               8.20                          2011-2013                              7,990,837                       7,990,837
               8.25(1)                          2041                                  960,510                         960,510
               8.25(3)                       2017-2041                              6,112,780                       6,112,780
               8.50                          2012-2032                             14,876,417                      14,876,417
               8.75                          2017-2027                              7,098,169                       7,098,169
               9.00                          2020-2034                              2,355,922                       2,355,922
               9.00                          2013-2022                                                626,025         626,025
               9.25                             2030                                1,478,133                       1,478,133
               9.25                          2016-2021                                                360,991         360,991
              10.25                             2029                                1,082,320                       1,082,320
              13.00                          2026-2029                                                 63,588          63,588
                                                                                 ------------    ------------    ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (cost: $388,495,052, $105,215,841, $493,710,893)                                383,150,201      23,022,098     406,172,299
                                                                                 ------------    ------------    ------------
U.S. GOVERNMENT OBLIGATIONS:  0.52%
U.S. Treasury Bills, 6.02%, due 12/07/00                                            1,461,345                       1,461,345
U.S. Treasury Bonds, 5.875%, due 11/15/04                                             984,390                         984,390
                                                                                 ------------    ------------    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost $2,443,750)                                                                 2,445,735              --       2,445,735
                                                                                 ------------    ------------    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.42%
MORTGAGE -- COMMERCIAL:  0.42%
Small Business Investment, Cos., 8.017%, due 02/10/10                                               1,970,913       1,970,913
                                                                                 ------------    ------------    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $1,985,494)                                                                        --       1,970,913       1,970,913
                                                                                 ------------    ------------    ------------
TOTAL LONG-TERM INVESTMENTS
  (cost: $390,938,802, $108,954,532, $499,893,334)                                385,595,936     107,186,754     492,782,690
                                                                                 ------------    ------------    ------------
SHORT-TERM INVESTMENTS:  0.99%
State Street Bank & Trust 6.200% due 07/03/00
  (Collateralized by $4,695,000 U.S. Treasury
  Notes, 5.500% Due 07/31/01 Market Value, $4,753,688)                                              4,658,000       4,658,000
                                                                                 ------------    ------------    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost: $4,658,000)                                                                       --       4,658,000       4,658,000
                                                                                 ------------    ------------    ------------
TOTAL INVESTMENTS IN SECURITIES ($390,938,802,
  $113,612,532, $504,551,334)                                         105.57%    $385,595,936    $111,844,754    $497,440,690
Other Assets and Liabilities - Net                                     -5.57%     (27,757,262)      1,520,378     (26,236,884)
                                                                     -------     ------------    ------------    ------------
TOTAL NET ASSETS                                                      100.00%    $357,838,674    $113,365,132    $471,203,806
                                                                     =======     ============    ============    ============

----------
(1)  Construction loan securities issued on a when-issued basis.
(2)  When-issued securities.
(3) Some or all of this security is segregated for construction loan and when-issued securities.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 2, 2000, the Boards of Pilgrim GNMA Income Fund ("GNMA Income Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Government Securities Income Fund, GNMA Income Fund will acquire all the assets of Government Securities Income Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the GNMA Income Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of GNMA Income Fund and Government Securities Income Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of GNMA Income Fund and Government Securities Income Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for GNMA Income Fund and Government Securities Income Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of GNMA Income Fund for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Government Securities Income Fund by GNMA Income Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of Government Securities Income Fund by the respective Class net asset value per share of GNMA Income Fund.

Note 4 - Pro Forma Adjustments:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Government Securities Income Fund expenses were adjusted assuming GNMA Income Fund's fee structure was in effect for the year ended June 30, 2000.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments, Investment Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward which may offset GNMA Income Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Amended and Restated Articles of Incorporation - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Articles Supplementary designating Classes A, B, C and Q - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (C)  Form of Articles Supplementary designating Classes M and T

(2) Form of Bylaws - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between the Pilgrim Government Securities Income Fund, Inc. and the Pilgrim GNMA Income Fund, Inc.

(5)  See Exhibits 1 and 2

(6) (A) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, Inc.
     (B) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc. - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(7) Form of Underwriting Agreement between Registrant and ING Pilgrim Securities, Inc.

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Administration Agreement between Registrant and Pilgrim Group, Inc. - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(10) (A) Form of Service and Distribution Plan for Class A Shares - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (B) Form of Service and Distribution Plan for Class B Shares - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

     (C) Form of Service and Distribution Plan for Class C Shares - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (D)  Form of Service and Distribution Plan for Class M Shares
     (E)  Form of Service and Distribution Plan for Class T Shares
     (F) Form of Shareholder Service Plan for Class Q Shares - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.
     (G) Form of Multiple Class Plan Adopted Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 26, 2000 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(13) Not Applicable

(14) Consent of Independent Auditors

(15) Not Applicable

(16) Filed herewith

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 4th day of December, 2000.

                                        PILGRIM GNMA INCOME FUND, INC.

                                        By: /s/ James M. Hennessy
                                            ------------------------------------
                                            James M. Hennessy
                                            Senior Executive Vice President &
                                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    SIGNATURE                        TITLE                           DATE
    ---------                        -----                           ----

                               Director and Chairman            December 4, 2000
------------------------
John G. Turner*

                               Director and President           December 4, 2000
------------------------       (Chief Executive Officer)
Robert W. Stallings*


                               Director                         December 4, 2000
------------------------
Al Burton*


                               Director                         December 4, 2000
------------------------
Paul S. Doherty *


                               Director                         December 4, 2000
------------------------
Robert B. Goode *


                               Director                         December 4, 2000
------------------------
Alan L. Gosule *


                               Director                         December 4, 2000
------------------------
Walter H. May*


                               Director                         December 4, 2000
------------------------
Jock Patton*

                               Director                         December 4, 2000
------------------------
David W.C. Putnam*


                               Director                         December 4, 2000
------------------------
John R. Smith*


                               Director                         December 4, 2000
------------------------
David W. Wallace*


                               Senior Vice President and        December 4, 2000
------------------------       Principal Financial Officer
Michael J. Roland*

*  By: /s/ James M. Hennessy
      ----------------------
      James M. Hennessy
      Attorney-in-Fact**

----------
**   Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim GNMA Income Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 10, 2000



/s/ John G. Turner                             /s/ Alan L. Gosule
------------------------------                 ---------------------------------
John G. Turner                                 Alan L. Gosule


/s/ Robert W. Stallings                        /s/ Walter H. May
------------------------------                 ---------------------------------
Robert W. Stallings                            Walter H. May


/s/ Al Burton                                  /s/ Jock Patton
------------------------------                 ---------------------------------
Al Burton                                      Jock Patton


/s/ Paul S. Doherty                            /s/ David W.C. Putnam
------------------------------                 ---------------------------------
Paul S. Doherty                                David W.C. Putnam


/s/ Robert B. Goode, Jr.                       /s/ John R. Smith
------------------------------                 ---------------------------------
Robert B. Goode, Jr.                           John R. Smith


/s/ David W. Wallace
------------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim GNMA Income Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: November 14, 2000                /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between the Pilgrim Government Securities Income Fund, Inc. and the Pilgrim GNMA Income Fund, Inc.

(6)(A) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, Inc.

(7)      Form of Underwriting Agreement between Registrant and ING Pilgrim
         Securities

(11)     Form of Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14)     Consent of Independent Auditors

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON ________ ___, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim Government Securities Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 88258 on ________ ___, 2001 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Fund by the Pilgrim GNMA Income Fund in exchange for shares of common stock of the Pilgrim GNMA Income Fund and the assumption by the Pilgrim GNMA Income Fund of all of the liabilities of the Fund.

     For [ ]                 Against [ ]                  Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-----------------------------------          -----------------------------------
Signature                                    Date


-----------------------------------          -----------------------------------
Signature (if held jointly)                  Date